Equity reserves and long-term incentive plan awards - Disclosure of detailed information about movement in RSUs liability (Details) - Restricted Share Units [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of reserves within equity [line items]
Balance, beginning of year	$ 265	$ 169
Assumed In Acquisition	30	0
Awards vested and change in fair value, net of forfeited awards	494	265
Settled in cash	(409)	(169)
Total RSU liability, end of year	380	265
Less: current portion of RSU liability	(281)	(195)
Total non-current RSU liability, end of year	$ 99	$ 70